CERTAIN INFORMATION HAS BEEN DELETED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2.

                                                                   EXHIBIT 10.11



                              DISTRIBUTOR AGREEMENT
                                     BETWEEN
                                    CNS, INC.
                                       AND
                                 EISAI CO., LTD.

                                TABLE OF CONTENTS                           Page
                                -----------------                           ----

ARTICLE I - DEFINITIONS........................................................1
        1.1    Party...........................................................1
        1.2    Products........................................................1
        1.3    Term of this Agreement..........................................2
        1.4    Territory.......................................................2
        1.5    Trademarks......................................................2
        1.6    Year............................................................2

ARTICLE II - DISTRIBUTION AND OTHER RESPONSIBILITIES...........................2
        2.1    Appointment.....................................................2
        2.2    Acceptance, Activity, and Compensation..........................2
        2.3    Facilities and Capability.......................................3
        2.4    Promotion.......................................................3
        2.5    Market Information..............................................3
        2.6    Business Planning and Review....................................4
        2.7    Not an Agent....................................................4
        2.8    Conflict of Interest............................................5
        2.9    Expenses........................................................5
        2.10   Goodwill........................................................5
        2.11   Nondisclosure...................................................5
        2.12   Performance Objectives..........................................6
        2.13   Other Responsibilities of EISAI.................................6

ARTICLE III - PURCHASE AND SUPPLY OF PRODUCTS..................................6
        3.1    Purchase and Supply.............................................6
        3.2    Prices, Terms, and Conditions...................................6
        3.3    Inventories:....................................................6

ARTICLE IV - TRADEMARKS........................................................7
        4.1    Trademarks......................................................7
        4.2    Infringement....................................................8

ARTICLE V - TERM AND TERMINATION...............................................8
        5.1    Duration........................................................8
        5.2    Termination by Either Party.....................................8
        5.3    Termination by CNS..............................................9
        5.4    Reasonable Notice:..............................................9
        5.5    Effect of Termination or Expiration.............................9

ARTICLE VI - INDEMNIFICATION..................................................10
        6.1    Indemnification by CNS.........................................10
        6.2    Indemnification by EISAI.......................................10
        6.3    Qualifications.................................................10

ARTICLE VII - MISCELLANEOUS PROVISIONS........................................10
        7.1    Notice:........................................................10
        7.2    Validity:......................................................11
        7.3    Compliance with Law; Governing Law; Disputes...................11
        7.4    Assignment.....................................................12
        7.5    Non-waiver.....................................................12
        7.7    Headings.......................................................12
        7.8    Entire Agreement...............................................12
        Schedule A - Products and Territory...................................14
        Schedule B - Trademarks...............................................15
        Schedule C - Performance Objectives...................................16

                            CNS DISTRIBUTOR AGREEMENT

                                 EISAI CO., LTD.

        Agreement made effective as of the 1st day of August, 2000 (the "Effective Date") by and between CNS, Inc., a corporation whose principal offices are located 7615 Smetana Lane, Eden Prairie, Minnesota 55344 USA (hereinafter referred to as "CNS") and EISAI Co., Ltd., a Japanese company whose principal offices are located at 4-6-10 Koishikawa, Bunkyo-ku, Tokyo 112-8088 Japan (hereinafter referred to as "EISAI").

        WHEREAS, CNS wishes to arrange for the promotion, sale and distribution of the Products (hereinafter defined) in the Territory (hereinafter defined) on the terms and conditions set forth below; and

        WHEREAS, EISAI wishes to become a distributor of the Products for CNS in the Territory and represents that it possesses qualified personnel and sufficient financial and physical resources to promote fully CNS's Products in the Territory.

        NOW, THEREFORE, in consideration of the above and of the mutual promises set forth below, the parties hereby agree as follows:


                             ARTICLE I - DEFINITIONS

        In this Agreement each of the terms listed below has the meaning indicated. Words incorporating the singular shall also include the plural and vice versa where context requires.

        1.1 PARTY: CNS or EISAI as the case may be, when used in the singular, and both CNS and EISAI when used in the plural.

        1.2 PRODUCTS: CNS's tan and clear Breath Right(R) nasal strips, in finished, packaged form, and any other Products defined in Schedule A, attached hereto, as such Schedule A may be updated from time to time by agreement of the Parties; provided, however, that (a) CNS may elect not to offer all of its products to EISAI for distribution under this Agreement; (b) CNS may unilaterally delete from the list of Products at any time, upon one hundred and eighty (180) days' notice to EISAI, those products which CNS no longer offers generally for sale to distributors in the same form or with the same specifications; and (c) CNS may delete any Products from the list of Products at any time, for any reason, upon one hundred twenty (120) days' notice thereof to EISAI, with the agreement of EISAI or if CNS offers a comparable replacement for the Product to be deleted from the list. The quality agreement which contains the specifications, handling instructions, special precautions and other information relating to the Products shall be separately agreed by CNS, EISAI and HERUSU.

        1.3 TERM OF THIS AGREEMENT: That period from the Effective Date until the expiration or termination of this Agreement as provided herein, including any extension or renewal.

        1.4 TERRITORY: All areas and territories of Japan.

        1.5 TRADEMARKS: Trademarks as shown on Schedule B of this Agreement attached hereto and made a part hereof, and including any other trademarks, trade names and designs that EISAI knows or are associated with the Products, whether registered or unregistered. CNS may from time to time add trademarks to the list on Schedule B through simple notice thereof to EISAI or by unilaterally providing to EISAI a new Schedule B.

        1.6 YEAR: The first Year of this Agreement shall be the period from August 1, 2000, to March 31, 2001. Thereafter, Years of this Agreement shall be the twelve (12) month periods commending on April 1 and ending on the following March 31.


              ARTICLE II - DISTRIBUTION AND OTHER RESPONSIBILITIES

        2.1 Appointment: CNS hereby appoints EISAI as its exclusive distributor for the Territory with the right to appoint sub-distributors and agrees that CNS will not appoint or sell the Products to another distributor in the Territory, except to HERUSU as supplier to EISAI, so long as EISAI is not in breach of any terms or provisions of this Agreement subject to Clause 5.2, 5.3 and 5.4 herein. CNS will attempt to ensure EISAI's exclusivity for sale of Products in the Territory, but in cases where CNS is prevented by law from restricting sales by CNS's other distributors or representatives out of their respective territories into the Territory, CNS assumes no responsibility for such sales. Without paying any fees or incurring any similar liabilities or obligations, CNS shall exert reasonable efforts to arrange a smooth transition of information and business to EISAI from CNS's previous distributor for the Territory.

        2.2 Acceptance, Activity, and Compensation: EISAI hereby accepts the appointment and agrees that it will diligently promote, sell, and distribute the Products in the Territory in accordance with the terms and conditions of this Agreement. Eisai shall also provide all customary distributor services, including without limitation delivery, distribution, stock counts and inventory control, regulatory responsibilities, order taking, invoicing, collection, credit risk, sales promotion, merchandising, free goods, trade discounts, rebates and year-end bonuses, and reporting on and analysis of competitive activities and products. Eisai further agrees to perform other related activities described herein, including but not limited to those referenced in Section 2.13 below. Among other obligations, EISAI agrees to purchase Products exclusively from HERUSU for the Territory. EISAI shall not itself or through an affiliated party solicit orders for Products from customers outside the Territory or sell Products to customers outside the Territory. The sole compensation to EISAI for its sales, marketing, information, enhancement of goodwill, and other aspects of distribution pursuant to this Agreement but not as indemnification as provided in Sections 4.2 and 6.1 below shall be its profit on the resale of the Products in the Territory, and such profit shall be deemed to include all termination obligations and other payments which CNS might, but for this provision, have had to pay EISAI under the Agency law or applicable Laws in the Territory ("Compensation for Termination").

        2.3 Facilities and Capability: EISAI shall maintain a suitable place of business and adequate facilities to enable it to perform its obligations under this Agreement. EISAI shall not establish or maintain an office or warehouse outside the Territory in connection with the sale of the Products outside the Territory. EISAI represents that it already possesses sufficient facilities and employs sufficient personnel to perform its responsibilities under this Agreement, that it does not need to expand or to hire additional people in order to represent and distribute the Products as provided herein.

        2.4 Promotion:

                2.4.1 EISAI shall use its best efforts to acquire sub-distributors that EISAI deems reasonably acceptable to CNS and otherwise to expand the market for the Products in the Territory and carry out a merchandising policy designed to preserve the goodwill that is currently associated with the name of CNS and with the Products.

                2.4.2 EISAI shall provide advice and assistance to CNS in CNS's efforts to advertise the Products to consumers in the Territory, such advice and assistance to include but not be limited to the placement of advertising; provided, however, that CNS shall bear the expense of all such consumer advertisement.

                2.4.3 CNS shall supply EISAI with samples of package design and promotional and sales materials from the U.S. market for adaptation to the market of the Territory at the expense of EISAI. All promotion and packaging materials or programs that relate to the Products and that are developed by or for EISAI shall be submitted to CNS for approval prior to the distribution, use or implementation thereof.

                2.4.4 EISAI shall be responsible for the development and implementation of all sales promotions, including but not limited to special trade discounts, and other trade incentives. Any direct or indirect expenses associated with such sales promotions shall be the sole responsibility of EISAI.

        2.5 Market Information: If so required by CNS, EISAI shall remain fully knowledgeable about the market for the Products in the Territory and shall keep CNS fully informed with respect thereto, and shall advise CNS of any changes in applicable laws and regulations pertaining to the quality and marketability of the Products in the Territory.

        2.6 Business Planning and Review:

                2.6.1 After the second Year of this Agreement, EISAI shall supply to CNS at least two (2) months before the end of each Year during the term hereof an annual business plan for promotion and sale of the Products in the Territory ("Business Plan"). The Business Plan presented by EISAI shall include such matters as targeted levels for CNS's advertising spending in the Territory, supply of free samples to be distributed to consumer at the cost of CNS ("Consumer Samples"), and the supply of ten (10) strip samples to be distributed to customer at the cost of EISAI ("Customer Sample"). CNS and EISAI shall consult and decide on the Business Plan. In the event that the parties can not reach an agreement on such Business Plan prior to the commencement of the Year, final decisions on consumer activities shall be vested in CNS and final decisions on customer activities shall be vested in EISAI.

                2.6.2 EISAI shall furnish quarterly to CNS, upon CNS's request, such other periodic forecasts, budgets, promotional schedules, and recommendations for the Territory as CNS may reasonably request and shall confer with CNS quarterly to provide an update and progress report with respect to the Business Plan.

                2.6.3 In addition to the quarterly updates provided for in
        Section 2.6.2, during the Term of this Agreement, EISAI shall submit to CNS good faith twelve-month forecasts of quantities to be supplied by HERUSU by the end of January each year and monthly sales reports transmitted no later than ten (10) business days after the end of each month, including at least (1) Product sales by type and number of Product units sold; (b) a comparison of current sales against the sales forecast; and (c) inventory on hand at the end of such month, as well as other information and reports in such form as agreed by the Parties or as CNS may reasonably request for the purpose of keeping CNS advised of the current competitive conditions in the Territory and the progress of EISAI in promoting and selling the Products, including but not limited to wholesaler information such as names, addresses, purchase volumes, phone and fax numbers, upon request by CNS.

                2.6.4 For efficient ordering and execution of volume sales as forecast in this Agreement, EISAI shall provide promptly to HERUSU Co., Ltd., ("HERUSU") copies of all forecasts that EISAI supplies to CNS.

        2.7 NOT AN AGENT: At all times during the term of this Agreement, EISAI shall act as an independent contractor. Neither the making of this Agreement nor the performance of any of the provisions hereof shall be construed to constitute EISAI as an agent or legal representative of CNS for any purpose; nor shall this Agreement be deemed to establish a joint venture or partnership. Each purchase of the Products by EISAI from CNS pursuant to this Agreement, each sale of the Products made by EISAI and each agreement or commitment made by EISAI to any person, firm or corporation with respect thereto shall be made by EISAI for its own account as principal and at its own expense. EISAI will have no authority to represent CNS in the Territory or elsewhere as agent nor to bind CNS by any conduct, representations, or understanding concern CNS or the Products. The Parties agree that they do not intend to create and do not hereby create a franchise relationship under the laws of any jurisdiction.

        2.8 Conflict of Interest: During the term of this Agreement, EISAI shall not, directly or indirectly, manufacture, distribute or sell products in the Territory which in CNS's reasonable judgment are similar to or might compete or interfere with the sale of the Products except the products which EISAI sells prior to the launch of the Products. In the event that the parties agree to add a new product to Schedule A, EISAI shall inform CNS if EISAI has any similar product currently on sale which may compete with the CNS product to be added to Schedule A. Eisai shall so inform CNS early in the course of discussions and before the Parties agree to add the product to Schedule A.

        2.9 Expenses: Except as provided elsewhere in this agreement or as the Parties may otherwise expressly agree in writing from time to time, EISAI shall bear the costs and expenses for the performance of EISAI's obligation hereunder, including, but not limited to, bad debt expenses, inventory losses, commissions, taxes, and promotion to the distribution network. In no event shall CNS be liable for any such costs and expenses therefor incurred by EISAI unless CNS has specifically agreed in writing, in advance, to pay such expenses.

        2.10 Goodwill: EISAI shall use its best efforts to preserve and enhance the goodwill of the Products and the Trademarks. The Parties agree that all goodwill associated with the Products and the Trademarks in the Territory shall accrue solely to the benefit of CNS.

        2.11 Nondisclosure: The Parties agree that, to the extent that the confidentiality agreement in force between them as of May 19, 2000, may be limited, invalidated, or terminated, and the following terms and conditions shall apply to the confidential information disclosed by the Parties ("Confidential Information").

                2.11.1 The party which receives the Confidential Information ("Receiving Party") shall not disclose to any third party any Confidential Information relating to business or methods of carrying on business or any other information it receives from the Party which discloses Confidential Information ("Disclosing Party") without prior written consent of the Disclosing Party. Receiving Party shall return all such information to Disclosing Party upon termination or expiration of this Agreement. Except as indicated in Section 2.11.2, information that shall be considered to be confidential is all information concerning the Products, future unpublished product tests and specifications, future product plans, marketing and sales information, technical dossiers, product drawings, customer names, customer addresses, customer order history, and other customer data and information that the Receiving Party should reasonably understand to be confidential; however, in the case of termination of this Agreement, information relating to customer names, addresses, and order history directly or indirectly supplied by Eisai to CNS shall be excluded from this confidentiality obligation for the purpose of disclosure to EISAI's successor.

                2.11.2 Information is not considered as confidential if a) it becomes public through no fault of the Receiving Party; b) the Receiving Party develops the information independently prior to the receipt of such information; c) the Receiving Party has already possessed the information at the time of receiving it; d) the Receiving Party receives the information from a third party without restriction and without breach of any confidentiality agreement.

        2.12 Performance Objectives: Performance Objectives for the initial two Years of this Agreement are as specified in Schedule C. For each Year thereafter during the Term of this Agreement, the Parties shall agree in writing on Performance Objectives, as an update to Schedule C, at least two (2) months before the end of the current Year. Performance Objectives shall be updated as a part of the business plan referenced in Section 2.6.1 and shall include sales objectives of EISAI, volume of Customer Samples, trade promotion spending by EISAI, CNS's volume of Consumer Samples of Products, and CNS's advertising spending.

        2.13 Other Responsibilities of EISAI: EISAI agrees to perform certain additional duties specific to EISAI and/or the Territory, which duties are detailed in Schedule D and are considered by the Parties to be material to this Agreement.


                  ARTICLE III - PURCHASE AND SUPPLY OF PRODUCTS

        3.1 Purchase and Supply: EISAI shall purchase for its own account and in its own name exclusively from HERUSU, such quantities of the Products as may be deemed necessary or desirable to meet fully and promptly all demand therefor from the customers in the Territory and to market the Products effectively in the Territory, subject to the terms and conditions herein. EISAI shall give to CNS and to HERUSU as much advance notice of supply requirements for the Products as reasonably practicable and shall observe the combined lead times specified by CNS and HERUSU. However, EISAI shall be released from this obligation during the three (3) months period prior to any termination.

        3.2 Prices, Terms, and Conditions: EISAI shall purchase Products, only from HERUSU, at the prices and on the terms and conditions agreed between EISAI and HERUSU.

        3.3 Inventories: EISAI shall establish and maintain at all times at least sufficient inventory of the Products to supply, fully and promptly, all demand for the Products by the customers in the Territory for one month. Such demand will be measured at any time by the greater of (a) the most recent month's sales and (b) EISAI's sales projections that include the next month. However, EISAI shall be released from this obligation during the three (3) months period prior to any termination.

        3.4 Warranties and Claims:

                3.4.1 Warranties: CNS warrants the Products only as specified in a warranty provided by CNS on the packaging of the Products or packed with the Products. The Parties recognize that a substitute warranty may be provided by HERUSU on the packaging of the Products or packed with the products. The Parties agree that any and all warranty-related claims concerning the Products must be presented by EISAI to HERUSU, rather than CNS, for action.

                3.4.2 Claims: EISAI shall as a courtesy notify CNS immediately of any likelihood of claim under the foregoing warranty and shall give such notification to CNS at substantially the same time as EISAI notified HERUSU of the likelihood of claim. EISAI shall also inform CNS immediately of any likelihood of claim from any consumer or consumers with regard to any of the Products. The Parties shall provide each other all reasonable assistance and cooperation with regard to any such claim by consumers. Indemnification with respect to such claims shall be conducted as provided in Section 6.3 below.

                3.4.3 Disclaimer of Liability: The warranty referred to in Clause 3.4.1 is the only warranty or representation made by CNS with respect to the Products. ALL OTHER EXPRESSED AND IMPLIED WARRANTIES ARE SPECIFICALLY DISCLAIMED, INCLUDING THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO CASE WILL CNS BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES EVEN IF CNS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.


                             ARTICLE IV - TRADEMARKS

        4.1 Trademarks: CNS has registered or otherwise gained rights in the Territory with respect to some or all of the Trademarks referenced in Schedule
B. CNS hereby licenses EISAI to use the Trademarks, free of charge, only during the term of this Agreement, only as provided herein and only in connection with EISAI's sale of the Products, to indicate the source of such Products. EISAI shall have no rights under this Agreement in or to the Trademarks, and shall not during or after the term of this Agreement represent that it is the owner of the Trademarks, whether or not such Trademarks are registered nor shall EISAI dispute the validity of the Trademarks during or after the Term of this Agreement.

                4.1.1 EISAI shall sell the Products only (a) with labeling and packaging of which the format and type have been supplied or approved by CNS and (b) under the Trademarks specified or approved by CNS.

                4.1.2 EISAI shall not at any time register or cause to be registered in its name or in the name of another, nor use or employ during or after the term of this Agreement, any of the Trademarks or any trade name or design resembling or similar to any of the Trademarks.

                4.1.3 EISAI agrees that upon termination or expiration of this Agreement EISAI will discontinue forthwith all use of the Trademarks, subject to Section 5.5 herein and shall not thereafter directly or indirectly sell or distribute any products bearing trademarks, names, or designs confusingly similar to the Trademarks or otherwise use trade names or designs confusingly similar to the Trademarks.

        4.2 Infringement: EISAI shall, for the benefit of CNS, undertake to monitor the infringement of the Trademarks in the Territory. EISAI shall promptly send a report to CNS in the event EISAI should become aware of any infringement or threatened infringement by a third party of the Trademarks or any patents of CNS in the Territory. CNS shall promptly take all necessary steps to remove or prevent such infringement and EISAI shall fully cooperate with CNS upon request. EISAI shall not pay, settle, or otherwise compromise or conclude any action or claim based on or involving any of the Trademarks or any patents without the prior written approval of CNS.


                        ARTICLE V - TERM AND TERMINATION

        5.1 Duration: This Agreement shall become effective as of the Effective Date, shall continue in effect until March 31, 2003, and shall be automatically renewed thereafter for successive two-year terms, unless either Party gives notice to the other at least one hundred and eighty (180) days before the end of the then current term, indicating such Party's intent not to renew unless renewal is enforced under other provisions of this Agreement. Terms and conditions shall remain unchanged upon renewal.

        5.2 Termination by Either Party: Notwithstanding any other provisions of this Agreement, either Party, at its option, may terminate this Agreement immediately upon written notice to the other Party in the event that the repackaging agreement between CNS and HERUSU for the Territory terminates or upon written notice hereunder that the other Party to this Agreement:

                5.2.1 commences or has commenced against it any proceeding in bankruptcy, insolvency, dissolution, composition, or reorganization pursuant to bankruptcy or similar laws, or makes an assignment for the benefit of its creditors;

                5.2.2 becomes insolvent or unable to pay its debts when due or admits its inability to pay its debts;

                5.2.3 is in material breach or material default in the performance of any of the provisions of this Agreement; provided that such breach or default has not been remedied within such thirty (30) days;

                5.2.4 receives notice that all or any substantial portion of its capital stock or assets will be expropriated by any governmental authority; or

                5.2.5 is acquired by, merges with, or comes under the control of another company, person or firm. In this context, control means that fifty percent (50%) or more of the securities representing voting control of the other party comes under the control of third party, another company, person or firm.

        5.3 Termination by CNS: Notwithstanding anything to the contrary above, CNS may also terminate this Agreement effective immediately upon written notice to EISAI if EISAI sells Products to other countries without CNS's prior written authorization.

        5.4 Reasonable Notice: The parties recognize and agree that the termination notice periods provided in this Sections 5.2 and 5.3 are reasonable under the circumstances, and they agree not to assert otherwise at any time.

        5.5 Effect of Termination or Expiration: In the event of termination or expiration of this Agreement EISAI shall immediately cease acquiring and distributing the Products, except that EISAI shall have the right during the three (3) months immediately following termination to sell off its inventory of the Products in compliance with good business practices, and the Parties agree further that:

                5.5.1 Such termination shall not prejudice the rights and obligations of CNS and EISAI accrued up to and including the date of such termination.

                5.5.2. Provisions of Sections 2.11, 3.4, 5.5, 5.5.3, 7.2, and
        7.3 shall survive termination of this Agreement.

                5.5.3 In the event of any expiration, termination or non-renewal of this Agreement pursuant to the terms hereof, except as provided in
        Article 6, EISAI shall not be entitled to any compensation, damages, payment for goodwill that has been established, severance pay, Compensation for Termination, or any other amount for any other cause, by reason of the termination of the relationship between CNS and EISAI, or the expiration, termination, or non-renewal of this Agreement or any rights hereunder, despite any applicable law within or without the Territory to the contrary.

                5.5.4 In the event of termination or non-renewal of this Agreement, EISAI shall return to CNS all unused promotional or other materials relating to the sale of the Products and any and all other property of CNS in the possession or control of EISAI.

                5.5.5 In the event of termination or non-renewal of this Agreement, EISAI shall, upon request of CNS, assist CNS in the transfer of the distribution business of the Products to CNS's designee.


                          ARTICLE VI - INDEMNIFICATION

        6.1 Indemnification by CNS: Subject to provisions of Section 6.3 below, CNS shall indemnify and hold EISAI harmless from and against any losses, obligations, liabilities, costs and expenses, including legal and other fees, due to any claim of a third party arising from the act of omission or negligence of CNS or its employees and agents in connection with its obligations hereunder.

        6.2 Indemnification by EISAI: Subject to provisions of Section 6.3 below, EISAI shall indemnify and hold CNS harmless from and against any losses, obligations, liabilities, costs and expenses, including legal and other fees, due to any claim of a third party arising from the act or omission or negligence of EISAI or its employees and agents in connection with its obligations hereunder.

        6.3 Qualifications: To qualify for indemnification with respect to any claim as provided in Section 6.1 or 6.2 above, the Party seeking indemnification (the "Requesting Party') must (a) give the other Party (the "Indemnifying Party") prompt notice of the claim with regard to which indemnification is being sought (the "Claim"); (b) allow the Indemnifying Party, upon reasonable notice to the Requesting Party and at the Indemnifying Party's option, to conduct or participate in the defense, negotiation, and settlement of the Claim, at the expense of the Indemnifying Party; (c) render all reasonable assistance to the Indemnifying Party in the defense, negotiation, or settlement of the Claim; and
(d) refrain from settling or compromising the Claim or the position or defense of the Indemnifying Party without prior written consent of the Indemnifying Party, which consent the Indemnifying Party shall not unreasonably deny or delay. The parties agree that any portion of the losses, obligations, liabilities, costs and expenses referred to in Section 6.1 or 6.2 above that is attributable to a willful or negligent act or failure to act, on the part of the Requesting Party or any of its employees or agents is excluded from the indemnification provided herein.


                     ARTICLE VII - MISCELLANEOUS PROVISIONS

        7.1 Notice: Any notice required or permitted to be given under this Agreement shall be deemed to have been duly given if hand delivered or delivered by facsimile, registered mail, or commercial messenger service to the address listed at the beginning of this Agreement for the Party to be notified. If a Party gives notice according to this Section 7.1, updating and amending that Party's address, then the address required for such notification by the other Party shall be the address as so updated or amended. All notices are effective upon receipt or rejection by the Party to be notified.

        7.2 Validity: In the event that a provision of this Agreement is held invalid by a court of competent jurisdiction, the remaining provisions shall nonetheless be enforced in accordance with their terms. Further, in the event that any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and shall be enforced as amended.

        7.3 Compliance with Law; Governing Law; Disputes:

                7.3.1 Compliance: EISAI shall comply with all applicable statutes, regulations, and ordinances and other laws.

                7.3.2 Governing Law: This Agreement shall be deemed to have been made in the State of Minnesota, USA, and shall be governed by and interpreted in accordance with the laws of the State of Minnesota, without regard to the rules of any jurisdiction with respect to conflicts of laws.

                7.3.3 Arbitration: In the event of any disputes arising in connection with this Agreement, both Parties agree to make every effort to resolve the disputes amicably between themselves. Any disputes not so settled shall be finally settled by binding arbitration under the arbitration rules of the American Arbitration Association ("AAA"), with the following stipulations: (a) the language of the arbitration shall be English; provided, however, that documents in other languages shall be permitted as exhibits if mutually acceptable English translations are supplied by the offering party at its expense; (b) there shall be three
        (3) arbitrators, CNS shall appoint one of such arbitrators and EISAI shall appoint one of such arbitrators. Another arbitrator shall be appointed jointly by the Parties or, should they be unable to agree on a single arbitrator within thirty (30) days after notification by one Party to the other and to the AAA of invocation of provisions of this
        Section 7.3 to commence arbitration, then the arbitrator shall be the arbitrator chosen by the AAA under its rules; (c) the arbitrator is authorized to grant any relief appropriate under the applicable law, including without limitation declaratory relief and/or specific performance, and is further authorized and encouraged to award costs and fees in accordance with his or her assessment of the relative equities and validity and reliability of claims and defenses in the controversy, but is not empowered to award punitive damages against either Party. Both Parties consent to the jurisdiction of any court for enforcement of any arbitral award issued hereunder. During the pendency of any arbitration or court action initiated by EISAI against CNS in connection with this Agreement, EISAI's exclusivity with respect to sales in the Territory is suspended, and CNS may sell Products into the Territory either directly or through distributors or agents located inside or outside the Territory. The place of arbitration shall be Minneapolis, Minnesota, USA.

        7.4 Assignment: This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns. EISAI shall not directly or indirectly transfer, assign, or otherwise encumber this Agreement without the prior written consent of CNS.

        7.5 Non-waiver: The failure of either Party to terminate this Agreement or exercise any of its other rights under this Agreement, even after breach of this Agreement by the other Party or after such other Party's failure to comply with any provision hereof, shall not be deemed a waiver of rights of termination or any other rights, with regard to either the event or incident in question or any future event or incident, whether similar or dissimilar.

        7.6 Force Majeure: If the performance of any obligation under this Agreement, other than payment of money, is prevented or delayed for any cause beyond the reasonable control of the Party whose performance is prevented or delayed, such Party shall be excused from performance so long as and to the extent that such cause continues to prevent or delay performance; provided, however, that such defaulting Party shall promptly notify the other Party of the existence of such cause and shall at all times use its best efforts to resume promptly and complete its performance.

        7.7 Headings: The titles and headings used in this Agreement are solely for convenience and are not to be used in the interpretation of any provisions hereof.

        7.8 Entire Agreement: This Agreement, together with its Schedules, constitutes the entire Agreement between the Parties and supersedes any and all prior and contemporaneous oral or written understandings between the Parties relating to the subject matter hereof. No amendment is valid unless in writing and signed by both Parties. Notwithstanding any translation hereof, the English language version shall control.

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized offices in two copies each of which shall be deemed an original as of the Effective Date:

CNS, INC.                                     EISAI CO., LTD.


 /s/ Marti Morfitt                            /s/ Mitsuhiro Ebata
-----------------------------------           ----------------------------------
Name:  Marti Morfitt                          Name:  Mitsuhiro Ebata
Title:  President and COO CNS, Inc.           Title:  Cooperate Officer
                                                      Consumer Health Division
                                                      Eisai Co., Ltd.

                            CNS DISTRIBUTOR AGREEMENT

                                 EISAI CO., LTD.

                       SCHEDULE A - PRODUCTS AND TERRITORY

PRODUCTS:

        From the Effective Date forward until otherwise agreed or terminated, Breathe Right(R) nasal Strips, both tan and clear.

        In and after the second Year of this Agreement, Breathe Right(R) nasal strips for colds and for children.
               The Parties shall exert their best efforts jointly to launch these products in the market in the Territory in the second year of this Agreement.


        And other such products as may be added from time to time.

Unless otherwise expressly agreed in writing, the rights of EISAI do not include or apply to any products of CNS not listed above.

                            CNS DISTRIBUTOR AGREEMENT

                                 EISAI CO., LTD.

                             SCHEDULE B - TRADEMARKS

Trademarks:

        Breathe Right(R)




And other such trademarks as may be added from time to time.

                            CNS DISTRIBUTOR AGREEMENT
                                 EISAI CO., LTD.
                       SCHEDULE C - PERFORMANCE OBJECTIVES


EISAI and CNS shall agree on annual volume targets, support and business plans that will be executed by CNS and EISAI as follows:

The volume targets shall not be construed as a commitment of minimum purchase or sales quantity. Advertising spend and sample quantities shall not be construed as commitments of CNS.

------------------------------ ---------------- -----------------------------------------------------
                                  6 months                 12 months from April each year
------------------------------ ---------------- -----------------------------------------------------
                                Oct 00-Mar 01      2001         2002***        2002***       2004***
------------------------------ ---------------- -----------------------------------------------------
            Volume*               [* * *]         [* * *]       [* * *]        [* * *]       [* * *]
-----------------------------------------------------------------------------------------------------
      CNS Ad Spend [* * *]        [* * *]         [* * *]       [* * *]        [* * *]       [* * *]
-----------------------------------------------------------------------------------------------------
      CNS Free Strips for         [* * *]         [* * *]       [* * *]        [* * *]       [* * *]
    Consumer Sample [* * *]
-----------------------------------------------------------------------------------------------------
   EISAI Trade Spend [* * *]      [* * *]         [* * *]       [* * *]        [* * *]       [* * *]
-----------------------------------------------------------------------------------------------------
 EISAI Customer Sample [* * *]    [* * *]         [* * *]
-----------------------------------------------------------------------------------------------------

* Products (unit boxes of 10 strips) [* * *], includes Eisai inventory purchase in Year 1.
** Volume Target in year 2001 includes the sales of Breathe Right(R) nasal strips for colds and for children.
*** All figures above for years 2002 to 2004 are suggestive only and are not to be considered as agreed between the parties until the parties have agreed to them in connection with the business plans for the respective years.

        CNS and EISAI shall review and agree on the amount of sales volume target, CNS Ad Spend, Consumer Sample, Eisai Trade Spend and EISAI Customer Sample for years 2002 to 2004 prior to the commencement of each year.

                            CNS DISTRIBUTOR AGREEMENT

                                 EISAI CO., LTD.

                     SCHEDULE D - ADDITIONAL DUTIES OF EISAI

        In addition to the activities of EISAI as specified in this Agreement, EISAI shall perform the duties outlined below:




           (NONE SPECIFIED AT THE TIME OF EXECUTION OF THIS AGREEMENT)